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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 5, 2001


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)



           Delaware                      0-25581                  06-1528493
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(State or other Jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)



        800 Connecticut Avenue, Norwalk, Connecticut                06854
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              (Address of principal office)                       (zip code)




                                       N/A
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          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

         On June 5, 2001, Cheung Kong (Holdings) Limited ("CKH") and Hutchison Whampoa Limited ("HUTCHISON") announced that they had entered into an agreement to purchase an aggregate of 25,028,023 shares of priceline.com common stock from Jay S. Walker and his trust, the Jay S. Walker Irrevocable Credit Trust (the "SALE"). The closing of the Sale is subject to certain U.S. regulatory filings and approvals, including obtaining clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         In connection with the Sale, priceline.com entered into a stockholders' agreement, dated June 5, 2001 (the "STOCKHOLDERS' AGREEMENT"), with Prime Pro Group Limited, a wholly owned subsidiary of CKH, Forthcoming Era Limited, a wholly owned subsidiary of Hutchison, Potton Resources Limited, a wholly owned subsidiary of CKH and Ultimate Pioneer Limited, a wholly owned subsidiary of Hutchison (together, the "PURCHASERS"). Pursuant to the terms of the Stockholders' Agreement, upon the closing of the Sale, priceline.com will increase the size of its Board of Directors to 11 directors and the Purchasers will have the right to designate two additional directors for election to priceline.com's Board of Directors. Hutchison currently has the right to appoint one director to priceline.com's Board of Directors. In addition, pursuant to the terms of the Stockholders' Agreement, the Purchasers have agreed not to acquire more than 32.5% of the outstanding capital stock of priceline.com on a fully diluted basis. The information set forth above is qualified in its entirety by reference to the Stockholders' Agreement, a copy of which is attached hereto as an exhibit and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

                  99.1 Stockholders' Agreement by and among priceline.com Incorporated, Prime Pro Group Limited, Forthcoming Era Limited, Potton Resources Limited and Ultimate Pioneer Limited dated as of June 5, 2001.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRICELINE.COM INCORPORATED




                              By:  /s/ Jeffery H. Boyd
                                   ---------------------------------------------
                                   Name:   Jeffery H. Boyd
                                   Title:  President and Chief Executive Officer


Date:  June 5, 2001


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                                  EXHIBIT INDEX


        EXHIBIT NO.       DESCRIPTION


        99.1 Stockholders' Agreement by and among priceline.com Incorporated, Prime Pro Group Limited, Forthcoming Era Limited, Potton Resources Limited and Ultimate Pioneer Limited dated as of June 5, 2001.